UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 23, 2018
_________________________________________________
8point3 Energy Partners LP
(Exact name of registrant as specified in its charter)
_________________________________________________

Delaware	1-37447	47-3298142
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

77 Rio Robles
San Jose, California		95134
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (408) 240-5500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☒

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 23, 2018, 8point3 Energy Partners LP, a Delaware limited partnership (the “Partnership”), convened its special meeting (the “Special Meeting”) of holders of Class A shares representing limited partner interests in the Partnership (“Class A shares”) to vote on the proposals identified in the definitive proxy statement dated April 6, 2018, which was first mailed to holders of Class A shares on or about April 11, 2018.

As of the close of business on April 6, 2018, the record date for the Special Meeting, there were 28,093,305 Class A shares outstanding and entitled to vote at the Special Meeting. A quorum of 15,868,887 Class A shares was represented in person or by proxy at the Special Meeting. A summary of the voting results for the following proposals, which are described in detail in the definitive proxy statement, is set forth below:

1.    Proposal to adopt and approve the Agreement and Plan of Merger and Purchase Agreement, dated as of February 5, 2018, by and among the Partnership, 8point3 General Partner, LLC, a Delaware limited liability company and the general partner of the Partnership, 8point3 Operating Company, LLC, a Delaware limited liability company (“OpCo”), 8point3 Holding Company, LLC, a Delaware limited liability company, 8point3 Solar CEI, LLC, a Delaware limited liability company (“8point3 Solar”), 8point3 Co-Invest Feeder 1, LLC, a Delaware limited liability company (“Investor Co 1”), 8point3 Co-Invest Feeder 2, LLC, a Delaware limited liability company (“Investor Co 2”), CD Clean Energy and Infrastructure V JV (Holdco), LLC, a Delaware limited liability company (“CD CEI V JV Holdco” and, together with 8point3 Solar, Investor Co 1 and Investor Co 2, collectively, “Parent”), 8point3 Partnership Merger Sub, LLC, a Delaware limited liability company and wholly owned subsidiary of 8point3 Solar (“Partnership Merger Sub”), 8point3 OpCo Merger Sub 1, LLC, a Delaware limited liability company and wholly owned subsidiary of Parent (“OpCo Merger Sub 1”), and 8point3 OpCo Merger Sub 2, LLC, a Delaware limited liability company and wholly owned subsidiary of Parent (“OpCo Merger Sub 2”) (as it may be amended from time to time, the “Merger Agreement”), and the merger of Partnership Merger Sub with and into the Partnership.

The Partnership’s holders of Class A shares adopted this proposal. The following are the tabulated votes “For” and “Against” this proposal, as well as the number of “Abstentions”:

Votes For	Votes Against	Votes Abstained
14,759,177	1,040,828	68,882

2.    Proposal to direct the Partnership to vote, by written consent or at a meeting of the holders of the common units (“OpCo Common Units”) and subordinated units representing limited liability company interests in OpCo, its OpCo Common Units in favor of the Merger Agreement and the mergers of OpCo Merger Sub 1 and OpCo Merger Sub 2 with and into OpCo.

The Partnership’s holders of Class A shares adopted this proposal. The following are the tabulated votes “For” and “Against” this proposal, as well as the number of “Abstentions”:

Votes For	Votes Against	Votes Abstained
14,749,254	1,042,408	77,225

No other business properly came before the Special Meeting.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

8POINT3 ENERGY PARTNERS LP

		By:	8point3 General Partner, LLC,
its general partner

		By:	/s/ JASON E. DYMBORT
Jason E. Dymbort
General Counsel
Date:	May 23, 2018

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